UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2022

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House, 12 Crow Lane, Pembroke, Bermuda HM 19

(Address of Principal Executive Office) (Zip Code)

(441) 295-4513

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value $1.00 per share	RNR	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series F 5.750% Preference Share, Par Value $1.00 per share	RNR PRF	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series G 4.20% Preference Share, Par Value $1.00 per share	RNR PRG	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2022, RenaissanceRe Holdings Ltd. (the “Company”) announced that Shyam Gidumal has been nominated to stand for election as an independent director of the Company at the Company’s Annual General Meeting of Shareholders in May 2022 (the “Annual Meeting”) and that, at such time, Jean Hamilton will retire from the Board. Mr. Gidumal’s election is subject to the approval of the Company’s shareholders at the Annual Meeting. The Company’s press release, issued February 8, 2022, announcing the nomination of Mr. Gidumal and the retirement of Ms. Hamilton is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

The disclosure set forth in Item 5.02 above is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Description

99.1	Press Release dated February 8, 2022

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in Inline XBRL.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date:	By:	/s/ Shannon Lowry Bender
February 8, 2022		Shannon Lowry Bender
Senior Vice President, Group General Counsel & Corporate Secretary

Exhibit 99.1

Shyam Gidumal to Join RenaissanceRe Holdings Ltd. Board of Directors

Pembroke, Bermuda, February 8, 2022 — The Board of Directors of RenaissanceRe Holdings Ltd. (NYSE: RNR) (“RenaissanceRe” or the “Company”) announced today that Shyam Gidumal has been nominated to stand for election as an independent director of the Company at its Annual General Meeting of Shareholders in May 2022 and that, at such time, Jean Hamilton will retire from the Board.

Kevin J. O’Donnell, President and Chief Executive Officer of RenaissanceRe, said, “On behalf of the RenaissanceRe executive team and my fellow directors, we are delighted to announce Shyam’s nomination to our Board. Shyam brings a wealth of operational and advisory experience, and we look forward to his guidance and oversight as we continue to optimize our expanded platform. I would also like to thank Jean and recognize her distinguished service on our Board during her 17-year tenure. The executive team and I have benefited greatly from her wise counsel, strategic thinking and diversity of viewpoint. We wish her all of the best in her retirement.”

James L. Gibbons, non-Executive Chair of RenaissanceRe, added, “The RenaissanceRe Board is pleased to nominate Shyam for election by our shareholders. Shyam’s proven leadership across varied industries and innovative approach to operational change will support the Board in overseeing RenaissanceRe’s expanded global footprint on behalf of our shareholders. The Board also thanks Jean for her outstanding leadership over her tenure as director. We are grateful for the significant contributions she has made to the success of RenaissanceRe, in particular in her capacity as former Chair of the Compensation and Corporate Governance Committee, active involvement across many of our committees, and most recently in her proactive role in advancing our Environmental, Social & Governance (ESG) strategy.”

Mr. Gidumal has over 35 years of experience in operational leadership, digital transformation, and strategy development as a senior executive, board member, private equity investor and advisor. He was most recently the Chief Operating Officer and President of WeWork from 2020 to 2021, and previously a Principal at EY, leading the Consumer Products and Retail segment. Over his career he has held several executive roles, including at Worldcom (Asia), Acterna, Armstrong Furniture, and The Boston Consulting Group. He has also been a Member of the Board of Directors of the National Multiple Sclerosis Society since 2014.

About RenaissanceRe

RenaissanceRe is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Ireland, Singapore, Switzerland, the United Kingdom and the United States.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this Press Release, including any statements regarding any future results of operations and financial positions, business strategy, plan and any objectives for future operations, reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to numerous factors that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements, including the factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Important Additional Information

RenaissanceRe plans to file with the SEC and make available to its shareholders a Proxy Statement relating to its 2022 Annual General Meeting. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Proxy Statement and other documents relating to the 2022 Annual General Meeting (when they are available) can be obtained free of charge from the SEC’s website at http://www.sec.gov, from RenaissanceRe at the company’s website at www.renre.com, or upon written request to RenaissanceRe Holdings Ltd., P.O. Box HM 2527, Hamilton HM GX, Bermuda, Attn: Secretary.

RenaissanceRe and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2022 Annual General Meeting. Information regarding the interests of the directors and executive officers of RenaissanceRe in the solicitation will be more specifically set forth in the Proxy Statement that will be filed by RenaissanceRe with the SEC and which will be available free of charge from the SEC and RenaissanceRe, as indicated above. Information about the directors and executive officers of the Company may be found in its Proxy Statement relating to its 2021 Annual General Meeting, filed with the SEC on March 23, 2022.

###

Investor Contact:

RenaissanceRe Holdings Ltd.

Keith McCue

Senior Vice President, Finance & Investor Relations

441-239-4830

Media Contacts:

RenaissanceRe Holdings Ltd.

Keil Gunther

Senior Vice President, Head of Global Marketing & Client Communication

441-239-4932

Kekst CNC

Dawn Dover

212-521-4800